SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant / X /

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Check the appropriate box:

/ X /	Preliminary Proxy Statement

/ /	Confidential, for Use of the Commission Only (as permitted by Rule
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/ /	Definitive Proxy Statement

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/ /	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /	No fee required

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The proxy statement

PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST

This proxy statement can help you decide how you want to vote on important issues relating to your Putnam fund. When you complete and sign your proxy ballot, the Trustees of the funds will vote on your behalf exactly as you have indicated. If you simply sign the proxy ballot, it will be voted in accordance with the Trustees’ recommendations on pages __ and __ of the proxy statement.

Please take a few moments and decide how you want to vote. When shareholders don’t return their proxies in sufficient numbers, follow-up solicitations are required, which cost your fund money.

You can vote by returning your proxy ballots in the envelope provided. Or you can call our toll-free number, or go to the Internet. See your proxy ballot for the phone number and Internet address. If you have proxy related questions, please call 1-800-225-1581 or contact your financial advisor.

[PUTNAM INVESTMENTS LOGO]

Table of contents

A Message from the Chairman                                            1

Notice of Shareholder Meeting                                             3

Trustees' Recommendations                                                [ ]

The Proposals                                       [ ]

Proposal 1                                            [ ]

Proposal 2                                            [ ]

Proposal 3                                            [ ]

Proposal 4                                            [ ]

Proposal 5                                            [ ]

Further Information About Voting and the Meeting                  [ ]

Fund Information                                                    [ ]

Exhibit A                                                 [ ]

Exhibit B                                                 [ ]

PROXY CARD[S] ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.

A Message from the Chairman

Dear Fellow Shareholder:

[photo of John A. Hill]

I am writing to ask for your vote on important matters affecting your investment in the Putnam funds. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s), by calling or by voting via the Internet. We are asking for your vote on the following matters:

Fixing the number of Trustees at 12 and electing your fund’s nominees for Trustees

Although Trustees do not manage fund portfolios, they play an important role in protecting fund shareholders, and are responsible for approving the fees paid to the fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws and voting proxies for the fund’s portfolio securities.

Consistent with the Investment Company Act of 1940 and SEC rules, more than three-quarters of your fund’s Trustees currently are independent of the fund and Putnam Investments. Your fund’s Trustees have also in the past three years been at the forefront of reform efforts affecting the mutual fund industry, including ending the practice of directing fund brokerage commissions to brokers in connection with sales of fund shares, instituting measures to discourage excessive short-term trading in open-end funds and other initiatives to reduce shareholder expenses and improve fund disclosures.

Converting your fund to an open-end investment company

(Putnam Investment Grade Municipal Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust only)

Your fund’s governing documents require the fund to submit for shareholder vote a proposal to convert the fund to an open-end investment company if the fund’s shares trade at a discount from net asset value over a specified time period. The Trustees recommend that shareholders vote against converting your fund. As discussed in this Proxy Statement, the Trustees believe that your fund’s status as a closed-end fund offers potential investment benefits, including the ability to remain more fully invested in longer-term, higher-yielding securities. The Trustees do not believe that recent discount levels are currently a sufficient justification for abandoning the advantages of the closed-end structure through conversion to open-end status. Retaining the closed-end status would furthermore allow shareholders to continue to benefit from recent measures to improve shareholder value, such as the authorization of a share repurchase program.

Approving or disapproving the elimination of your fund’s fundamental investment restriction concerning investments in restricted securities (Putnam High Income Securities Fund only)

Your fund’s Trustees are recommending that shareholders approve the elimination of your fund’s fundamental investment restriction regarding restricted securities. This restriction, which is not required, limits your fund’s ability to invest in certain categories of securities that can be sold only to eligible purchasers. The Trustees believe that eliminating the restriction would benefit your fund by increasing the flexibility available to the fund’s portfolio managers in pursuing the fund’s investment objectives.

Shareholder proposal regarding cumulative voting for the election of Trustees (Putnam High Income Securities Fund only)

A shareholder of your fund has submitted a shareholder proposal that would authorize the Trustees to amend your Fund’s governing documents to permit cumulative voting for the election of Trustees, which would give each holder a number of votes per share equal to the number of Trustees to be elected and allow the holder to concentrate those votes on one or more nominees. The Trustees recommend that shareholders vote against this proposal. As discussed in this Proxy Statement, the Trustees believe that the present system of voting weights each shareholder’s votes equally with respect to each nominee and provides the best assurance that no Trustee will owe allegiance to any particular group of minority shareholders. Furthermore, the Trustees believe that the adoption of a cumulative voting mechanism that allowed minority shareholders to elect one or more Trustees could result in the loss or compromise of at least some of the efficiencies under the board structure that your Board currently shares with the other Putnam Funds.

Shareholder proposal to reduce the Board of Trustees by one-third (Putnam Premier Income Trust only)

A shareholder of your fund has submitted a shareholder proposal that would reduce the size of your fund’s board by one-third, from twelve Trustees to eight. The Trustees recommend that shareholders vote against the proposal. As discussed in this Proxy Statement, the Trustees believe that reducing the size of your Fund’s board could result in the loss or compromise of at least some of the efficiencies under the current board structure, which is common to all Putnam Funds. Furthermore, the Trustees believe that the cost savings in reducing the number of Trustees would likely be offset in whole or in part by increased administrative and legal costs associated with having to restructure the Trustees’ meeting process.

________________

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about any of these proposals, please call a Putnam customer services representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,

/s/ John A. Hill
----------------------
John A. Hill, Chairman

PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST

Notice of Annual Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam High Income Securities Fund, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust:

The Annual Meeting of Shareholders of your fund will be held on June 29, 2006 at 11:00 a.m., Boston time, at the principal offices of the fund on the 8th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

1. Fixing the number of Trustees at 12 and electing your fund’s nominees for Trustees. See page[__].

2. A proposal to convert your fund into an open-end investment company.
(Putnam Investment Grade Municipal Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust only). See page __.

3. Approval or disapproval of the elimination of your fund’s fundamental investment restriction concerning investments in restricted securities. (Putnam High Income Securities Fund only). See page __.

4. Shareholder proposal regarding cumulative voting for the election of Trustees.
(Putnam High Income Securities Fund only). See page __.

5. Shareholder proposal to reduce the Board of Trustees by one-third.
(Putnam Premier Income Trust only). See page __.

By Judith Cohen, Clerk, on behalf of the Trustees
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
George Putnam, III, President

Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
W. Thomas Stephens
Richard B. Worley

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

May __, 2006

Proxy Statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam High Income Securities Fund, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust for use at the Annual Meeting of Shareholders of each fund to be held on June 29, 2006, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see pages __). The Notice of Annual Meeting, the proxy and the Proxy Statement are being mailed on or about May __, 2006.

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. FOR fixing the number of Trustees as proposed by the Board Policy and Nominating Committee and electing your fund’s nominees for Trustees;

2. AGAINST converting your fund to an open-end investment company and authorizing certain related amendments to your fund’s Agreement and Declaration of Trust (Putnam Investment Grade Municipal Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust only);

3. FOR approving of the elimination of the fund’s fundamental investment restriction concerning investments in restricted securities (Putnam High Income Securities Fund only);

4. AGAINST the shareholder proposal regarding cumulative voting for the election of Trustees (Putnam High Income Securities Fund only); and

5. AGAINST the shareholder proposal to reduce the number of Trustees by one-third (Putnam Premier Income Trust only).

Who is eligible to vote?

Shareholders of record at the close of business on April 3, 2006 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Unless otherwise noted, the holders of your fund’s preferred shares and holders of your fund’s common shares will vote as separate classes. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy card, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of each fund vote separately with respect to each proposal. The outcome of a vote affecting one fund does not affect any other fund.

The Proposals

I. ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the nominees for Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management"). Those Trustees who are not “interested persons” of your fund or Putnam Management are referred to as “Independent Trustees” throughout this Proxy Statement.

The Board Policy and Nominating Committee of the Trustees of each fund recommends that the number of Trustees be fixed at 12 and that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

For Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust only: Pursuant to the bylaws of your fund and the 1940 Act, holders of the preferred shares of your fund, voting as a class, are entitled to elect two nominees for Trustees. The holders of the preferred shares and the common shares of your fund, voting together as a single class, are entitled to vote for the remaining 10 of the 12 nominees. Therefore, Messrs. Hill and Patterson have been nominated as Trustees to be elected by the holders of the preferred shares, while the other 10 Trustees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past 5 years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2005, there were 108 Putnam funds.

[Photo]

Jameson A. Baxter (Born 1943), Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

[Photo]

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

[Photo]

Myra R. Drucker (Born 1948),
Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

[Photo]

John A. Hill (Born 1942),
Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

[Photo]

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

[Photo]

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

[Photo]

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to February 2006, he was a Director of The Liberty Corporation. Prior to February 2004, he was a Director of Alex Brown Realty, Inc. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

[Photo]

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate)

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

[Photo]

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Quest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

[Photo]

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Interested Trustees

[Photo]

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council.

Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division. Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

[Photo]

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

*Nominees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of the fund, Putnam Management, Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed “interested persons” by virtue of their positions as officers of the funds, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. The balance of the nominees are not "interested persons."

All the nominees were elected by the shareholders of each fund on the dates listed below:

July 14, 2005

Putnam High Income Securities Fund
Putnam Master Intermediate Income Trust
Putnam Premier Income Trust

October 28, 2005

Putnam Investment Grade Municipal Trust
Putnam Managed Municipal Income Trust

For all funds other than Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Trust:
The 12 nominees for election as Trustees who receive the greatest number of votes will be elected as Trustees of your fund.

For Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust only:
The 10 nominees for election as Trustees by the holders of common and preferred shares, voting as a single class, who receive the greatest number of votes from the preferred and common shareholders will be elected as Trustees of your fund. In addition, the 2 nominees for election as Trustees by the preferred shareholders, voting as a class, who receive the greatest number of votes from the preferred shareholders will be elected as Trustees of your fund.

The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 12 for your fund. In the case of Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust, the Trustees may fix the number of Trustees to be elected by the holders of common and preferred shares voting as a single class at fewer than 10.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Consistent with the 1940 Act and SEC rules, at least 75% of the trustees of your fund are required not be “interested persons” (as defined in the 1940 Act) of your fund or your fund’s investment manager. These independent trustees, who are referred to in this proxy statement as “Independent Trustees,” must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. Ten of the 12 nominees for election as Trustee would be Independent Trustees.

Board committees. Your fund’s Trustees have determined that the efficient conduct of your fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the fund’s financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accounting firms and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent registered public accounting firms, including their independence. The members of your Committee include only Independent Trustees. Each member of the Committee is “independent” as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Audit and Compliance Committee’s charter, which is included in this proxy statement as Exhibit A, is also available on the fund's web site at https://content.putnam.com/individual_investor/pdf/committee_charter.pdf. Print copies of the charter are available free of charge upon request by calling 1-800-225-1581. The Committee currently consists of Messrs. Patterson (Chairperson), Hill and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled “Date for receipt of shareholders’ proposals for the next annual meeting,” and provided the shareholders’ recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

The Committee consists only of Independent Trustees. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson.

Brokerage Committee. The Brokerage Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding: the selection of brokers and dealers to execute portfolio transactions; the establishment of brokerage commissions rates; and the generation and use of soft dollar credits. The Committee also oversees the implementation by Putnam Management of such policies and procedures. The Committee reviews periodic reports regarding payments made, the quality of execution obtained by the funds, and the value of research obtained by Putnam Management in connection with their portfolio transactions on behalf of the funds. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Drucker and Messrs. Putnam, III, and Worley.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to the distribution plans of the open-end funds and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds. Its oversight of the closed-end funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to conversion of a closed-end fund to an open-end fund and (iv) other measures that might be considered to address trading discounts, including share repurchase programs. The Committee consists only of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis and Mullin and Dr. Kennan.

Distributions Committee. The Distributions Committee oversees all fund distributions. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and approves such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommended distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee currently consists of Messrs. Putnam, III, (Chairperson) and Worley, Ms. Drucker and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam, III, (ex officio), Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Mses. Drucker (Chairperson) and Baxter and Mr. Curtis. Investment Oversight Committee B currently consists of Drs. Joskow (Chairperson) and Kennan and Mr. Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Putnam, III, and Patterson. Investment Oversight Committee D currently consists of Messrs. Worley (Chairperson), Haldeman and Hill.

Investment Process Committee. The Investment Process Committee complements the work of the Investment Oversight Committees by monitoring Putnam Management’s investment philosophies, investment processes and investment personnel. The Committee reviews Putnam Management’s research capabilities; risk management processes; recruiting, training and compensation of investment personnel; performance measurement; and portfolio construction. The Committee currently consists of Ms. Drucker (Chairperson), Dr. Joskow and Messrs. Putnam, III, and Worley.

Marketing Committee. The Marketing Committee oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reviews (i) services provided by Putnam Retail Management under its Distributor’s Contracts with the funds, (ii) sales charges imposed in connection with the sale of fund shares, (iii) expenditure of the funds’ assets for distribution and shareholder services pursuant to distribution plans of the open-end funds, (iv) financial arrangements between Putnam Retail Management and financial intermediaries related to the sale of fund shares and (v) compliance by Putnam Retail Management with applicable federal and state laws and regulations governing the sale of fund shares. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management in connection with the sale of fund shares. The Committee currently consists of Messrs. Curtis (Chairperson) and Mullin, Ms. Baxter and Dr. Kennan.

Pricing Committee. The Pricing Committee oversees the implementation of your fund’s policies and procedures for achieving accurate and timely pricing of the funds’ shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of your fund. The Committee oversees compliance by money market funds with Rule 2a-7 under the 1940 Act, interfund transactions pursuant to Rule 17a-7 under the 1940 Act, and the correction of occasional pricing errors. The Committee also receives reports on various matters including reports on the liquidity of portfolio securities. The Committee currently consists of Messrs. Stephens (Chairperson), Hill and Patterson.

Shareholder Communications and Relations Committee. The Shareholder Communications and Relations Committee reviews certain communications sent to fund shareholders, including shareholder reports, prospectuses, proxy statements and other materials. The Committee oversees the policies and procedures pursuant to which such shareholder communications are prepared, and the implementation by Putnam Management of such policies and procedures. The Committee reviews periodic reports regarding the costs to the funds of preparing and distributing such communications. The Committee also reviews periodic reports regarding comments and suggestions received with respect to such communications. The Committee currently consists of Mr. Worley (Chairperson), Ms. Drucker, Dr. Joskow and Mr. Putnam, III.

How large a stake do the Trustees and nominees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each nominee for Trustee and the value of each nominee’s holdings in each fund and in all of the Putnam funds as of March 31, 2006. As a group, the Trustees owned shares of the Putnam funds valued at approximately $80 million as of March 31, 2006.

Putnam High Income Securities Fund

Name of Nominee	Dollar Range of Putnam	Shares	Aggregate Dollar
	High Income Securities	Beneficially	Range of Shares
	Fund	Owned	Held in all of the
	Shares Owned		Putnam Funds

Jameson A. Baxter	$10,001 - $50,000	1,619.792	over $100,000

Charles B. Curtis	$1–$10,000	391.785	over $100,000

Myra R. Drucker	$1–$10,000	339.790	over $100,000

Charles E. Haldeman, Jr.	$1–$10,000	841	over $100,000

John A. Hill	Over $100,000	71,014.018	over $100,000

Paul L. Joskow	$1–$10,000	334.178	over $100,000

Elizabeth T. Kennan	$1–$10,000	451.380	over $100,000

John H. Mullin, III	$1–$10,000	409.004	over $100,000

Robert E. Patterson	$1–$10,000	1,084.356	over $100,000

George Putnam, III	$10,001 - $50,000	1,670	over $100,000

W. Thomas Stephens	$1–$10,000	334.178	over $100,000

Richard B. Worley	$1–$10,000	334	over $100,000

Putnam Investment Grade Municipal Trust

Name of Nominee	Dollar Range of Putnam	Shares	Aggregate Dollar
	Investment Grade	Beneficially	Range of Shares
	Municipal Trust	Owned	Held in all of the
	Shares Owned		Putnam Funds

Jameson A. Baxter	$1–$10,000	212.401	over $100,000

Charles B. Curtis	$1–$10,000	118.508	over $100,000

Myra R. Drucker	$1–$10,000	101.297	over $100,000

Charles E. Haldeman, Jr.	$1–$10,000	330	over $100,000

John A. Hill	$1–$10,000	219.607	over $100,000

Paul L. Joskow	$1–$10,000	100	over $100,000

Elizabeth T. Kennan	$1–$10,000	109.015	over $100,000

John H. Mullin, III	$1–$10,000	120.369	over $100,000

Robert E. Patterson	$1–$10,000	300	over $100,000

George Putnam, III	$10,001 - $50,000	1,500	over $100,000

W. Thomas Stephens	$1–$10,000	170.281	over $100,000

Richard B. Worley	$1–$10,000	100	over $100,000

Putnam Managed Municipal Income Trust

Name of Nominee	Dollar Range of Putnam	Shares	Aggregate Dollar
	Managed Municipal	Beneficially	Range of Shares
	IncomeTrust	Owned	Held in all of the
	Shares Owned		Putnam Funds

Jameson A. Baxter	$1–$10,000	212.250	over $100,000

Charles B. Curtis	$1–$10,000	116.336	over $100,000

Myra R. Drucker	$1–$10,000	101.434	over $100,000

Charles E. Haldeman, Jr.	$1–$10,000	450	over $100,000

John A. Hill	$1–$10,000	219.565	over $100,000

Paul L. Joskow	$1–$10,000	100	over $100,000

Elizabeth T. Kennan	$1–$10,000	108.920	over $100,000

John H. Mullin, III	$1–$10,000	120.281	over $100,000

Robert E. Patterson	$1–$10,000	300	over $100,000

George Putnam, III	$10,001 - $50,000	1,800	over $100,000

W. Thomas Stephens	$1–$10,000	100	over $100,000

Richard B. Worley	$1–$10,000	100	over $100,000

Putnam Master Intermediate Income Trust

Name of Nominee	Dollar Range of Putnam	Shares	Aggregate Dollar
	Master Intermediate	Beneficially	Range of Shares
	Income Trust	Owned	Held in all of the
	Shares Owned		Putnam Funds

Jameson A. Baxter	$1–$10,000	461.972	over $100,000

Charles B. Curtis	$1–$10,000	118.184	over $100,000

Myra R. Drucker	$1–$10,000	101.387	over $100,000

Charles E. Haldeman, Jr.	$1–$10,000	510	over $100,000

John A. Hill	$1–$10,000	430.286	over $100,000

Paul L. Joskow	$1–$10,000	100	over $100,000

Elizabeth T. Kennan	$1–$10,000	270.436	over $100,000

John H. Mullin, III	$1–$10,000	120.981	over $100,000

Robert E. Patterson	$1–$10,000	587	over $100,000

George Putnam, III	$10,001 - $50,000	2,178	over $100,000

W. Thomas Stephens	$1–$10,000	100	over $100,000

Richard B. Worley	$1–$10,000	100	over $100,000

Putnam Premier Income Trust

Name of Nominee	Dollar Range of Putnam	Shares	Aggregate Dollar
	Premier Income Trust	Beneficially	Range of Shares
	Shares Owned	Owned	Held in all of the
			Putnam Funds

Jameson A. Baxter	$1–$10,000	496.412	over $100,000

Charles B. Curtis	$1–$10,000	240.467	over $100,000

Myra R. Drucker	$1–$10,000	203.961	over $100,000

Charles E. Haldeman, Jr.	$1–$10,000	1,005	over $100,000

John A. Hill	$10,001 - $50,000	3,587.10	over $100,000

Paul L. Joskow	$1–$10,000	201.176	over $100,000

Elizabeth T. Kennan	$1–$10,000	292.060	over $100,000

John H. Mullin, III	$1–$10,000	246.2	over $100,000

Robert E. Patterson	$1–$10,000	803.529	over $100,000

George Putnam, III	$10,001 - $50,000	2,505	over $100,000

W. Thomas Stephens	$1–$10,000	201.176	over $100,000

Richard B. Worley	$1–$10,000	201	over $100,000

None of the Trustees owns any preferred shares of Putnam Investment Grade Municipal Trust or Putnam Managed Municipal Income Trust.

At March 31, 2006, the Trustees and officers of each fund, as a group, owned less than 1% of the outstanding shares of each fund.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's investment team;

* by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of the fund;

* by monitoring potential conflicts of interest between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

* by monitoring potential conflicts among funds managed by Putnam to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to Trustees on a periodic basis.

How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2005, the average Trustee participated in approximately 55 committee and board meetings. With respect to each Fund, Mr. Stephens attended fewer than 75% of the total number of meetings of the full board and of the committees on which he served during such Fund's last fiscal year.

The number of times each committee met during your fund’s last fiscal year is shown in the table below:

Putnam High Income Securities Fund

Fiscal year ended August 31, 2005

Audit and Compliance Committee*	23

Board Policy and Nominating Committee	11

Brokerage Committee **	7

Contract Committee	17

Distributions Committee	9

Executive Committee	1

Investment Oversight Committees	38

Marketing Committee***	16

Pricing Committee*	23

Shareholder Communications and Relations Committee***	16

Investment Process Committee****	-

Putnam Investment Grade Municipal Trust

Fiscal year ended November 30, 2005

Audit and Compliance Committee*	19

Board Policy and Nominating Committee	12

Brokerage Committee**	6

Contract Committee	15

Distributions Committee	11

Executive Committee	1

Investment Oversight Committees	38

Marketing Committee***	14

Pricing Committee*	19

Shareholder Communications and Relations Committee***	14

Investment Process Committee****	-

Putnam Managed Municipal Income Trust

Fiscal year ended October 31, 2005

Audit and Compliance Committee*	20

Board Policy and Nominating Committee	12

Brokerage Committee**	7

Contract Committee	16

Distributions Committee	11

Executive Committee	1

Investment Oversight Committees	38

Marketing Committee***	15

Pricing Committee*	20

Shareholder Communications and Relations Committee***	15

Investment Process Committee****	-

Putnam Master Intermediate Income Trust

Fiscal year ended September 30, 2005

Audit and Compliance Committee*	21

Board Policy and Nominating Committee	11

Brokerage Committee**	7

Contract Committee	16

Distributions Committee	10

Executive Committee	1

Investment Oversight Committees	38

Marketing Committee***	16

Pricing Committee*	21

Shareholder Communications and Relations Committee***	16

Investment Process Committee****	-

Putnam Premier Income Trust

Fiscal year ended July 31, 2005

Audit and Compliance Committee*	24

Board Policy and Nominating Committee	11

Brokerage Committee**	7

Contract Committee	17

Distributions Committee	9

Executive Committee	1

Investment Oversight Committees	38

Marketing Committee***	16

Pricing Committee*	24

Shareholder Communications and Relations Committee***	16

Investment Process Committee****	-

* Effective January 2006, the responsibilities of the Audit and Pricing Committee were divided between two separate committees, the Audit and Compliance Committee and the Pricing Committee. The number of meetings shown represents the number of meetings held during your fund’s last fiscal year by the Audit and Pricing Committee prior to the formation of the new committees.

** Effective January 2006, the Brokerage and Custody Committee was renamed the Brokerage Committee.

*** Effective January 2006, the responsibilities of the Communication, Service and Marketing Committee were divided between two separate committees, the Marketing Committee and the Shareholder Communications and Relations Committee. The number of meetings shown represents the number of meetings held during your fund’s last fiscal year by the Communication, Service and Marketing Committee prior to the formation of the new committees.

****The Investment Process Committee began meeting in January 2006.

Your fund does not have a policy with respect to Trustee attendance at shareholder meetings. Although your fund’s Trustees did not attend the last annual meeting of your fund, they were represented at the meeting by their staff.

What are the Trustees paid for their services?

Each independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees' meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam, III also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds and the fees paid to each Trustee by your fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 2005:

Putnam High Income Securities Fund

Compensation Table

	Aggregate	Retirement	Estimated	Total
	compensation	benefits	annual	compensation
	from the	accrued	benefits from all	from all Putnam
	fund	as part of	Putnam funds	funds(2)(3)
Trustees/Year		fund expenses	upon retirement(1)

Jameson A. Baxter/1994(4)	$1,125	$393	$110,500	$237,250

Charles B. Curtis/2001	1,069	724	113,900	231,500

Myra R. Drucker/2004	1,051	N/A	N/A	224,250

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(4)(5)	1,652	511	161,700	422,813

Ronald J. Jackson/1996(4)(6)	751	436	107,400	107,333

Paul L. Joskow/1997(4)	1,057	414	113,400	228,500

Elizabeth T. Kennan/1992	1,074	505	108,000	229,250

John H. Mullin, III/1997(4)	1,099	451	107,400	220,000

Robert E. Patterson/1984	1,041	273	106,500	222,000

George Putnam, III/1984(5)	1,260	245	130,300	262,750

W. Thomas Stephens/1997(4)	997	449	107,100	211,250

Richard B. Worley/2004	1,046	N/A	N/A	218,750

Putnam Investment Grade Municipal Trust

Compensation Table

	Aggregate	Retirement	Estimated	Total
	compensation	benefits	annual	compensation
	from the	accrued	benefits from all	from all Putnam
	fund	as part of	Putnam funds	funds(2)(3)
Trustees/Year		fund expenses	upon retirement(1)

Jameson A. Baxter/1994(4)	$1,255	$402	$110,500	$237,250

Charles B. Curtis/2001	1,189	778	113,900	231,500

Myra R. Drucker/2004	1,367	N/A	N/A	224,250

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(4)(5)	1,745	524	161,700	422,813

Ronald J. Jackson/1996(4)(6)	537	450	107,400	107,333

Paul L. Joskow/1997(4)	1,166	448	113,400	228,500

Elizabeth T. Kennan/1992	1,181	512	108,000	229,250

John H. Mullin, III/1997(4)	1,209	460	107,400	220,000

Robert E. Patterson/1984	1,151	278	106,500	222,000

George Putnam, III/1984(5)	1,398	253	130,300	262,750

W. Thomas Stephens/1997(4)	1,078	467	107,100	211,250

Richard B. Worley/2004	1,355	N/A	N/A	218,750

Putnam Managed Municipal Income Trust

Compensation Table

	Aggregate	Retirement	Estimated	Total
	compensation	benefits	annual	compensation
	from the	accrued	benefits from all	from all Putnam
	fund	as part of	Putnam funds	funds(2)(3)
Trustees/Year		fund expenses	upon retirement(1)

Jameson A. Baxter/1994(4)	$1,368	$417	$110,500	$237,250

Charles B. Curtis/2001	1,297	794	113,900	231,500

Myra R. Drucker/2004	1,487	N/A	N/A	224,250

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(4)(5)	1,938	543	161,700	422,813

Ronald J. Jackson/1996(4)(6)	582	465	107,400	107,333

Paul L. Joskow/1997(4)	1,272	456	113,400	228,500

Elizabeth T. Kennan/1992	1,288	533	108,000	229,250

John H. Mullin, III/1997(4)	1,089	478	107,400	220,000

Robert E. Patterson/1984	1,256	289	106,500	222,000

George Putnam, III/1984(5)	1,526	261	130,300	262,750

W. Thomas Stephens/1997(4)	1,175	482	107,100	211,250

Richard B. Worley/2004	1,474	N/A	N/A	218,750

Putnam Master Intermediate Income Trust

Compensation Table

	Aggregate	Retirement	Estimated	Total
	compensation	benefits	annual	compensation
	from the	accrued	benefits from all	from all Putnam
	fund	as part of	Putnam funds	funds(2)(3)
Trustees/Year		fund expenses	upon retirement(1)

Jameson A. Baxter/1994(4)	$1,619	$524	$110,500	$237,250

Charles B. Curtis/2001	1,538	972	113,900	231,500

Myra R. Drucker/2004	1,505	N/A	N/A	224,250

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(4)(5)	2,358	682	161,700	422,813

Ronald J. Jackson/1996(4)(6)	1,114	582	107,400	107,333

Paul L. Joskow/1997(4)	1,522	556	113,400	228,500

Elizabeth T. Kennan/1992	1,545	672	108,000	229,250

John H. Mullin, III/1997(4)	1,583	601	107,400	220,000

Robert E. Patterson/1984	1,498	364	106,500	222,000

George Putnam, III/1984(5)	1,820	327	130,300	262,750

W. Thomas Stephens/1997(4)	1,440	600	107,100	211,250

Richard B. Worley/2004	1,498	N/A	N/A	218,750

Putnam Premier Income Trust

Compensation Table

	Aggregate	Retirement	Estimated	Total
	compensation	benefits	annual	compensation
	from the	accrued	benefits from all	from all Putnam
	fund	as part of	Putnam funds	funds(2)(3)
Trustees/Year		fund expenses	upon retirement(1)

Jameson A. Baxter/1994(4)	$2,432	$674	$110,500	$237,250

Charles B. Curtis/2001	2,309	1,223	113,900	231,500

Myra R. Drucker/2004	2,184	N/A	N/A	224,250

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(4)(5)	3,535	877	161,700	422,813

Ronald J. Jackson/1996(4)(6)	1,743	745	107,400	107,333

Paul L. Joskow/1997(4)	2,276	698	113,400	228,500

Elizabeth T. Kennan/1992	2,325	868	108,000	229,250

John H. Mullin, III/1997(4)	2,379	773	107,400	220,000

Robert E. Patterson/1984	2,235	470	106,500	222,000

George Putnam, III/1984(5)	2,717	419	130,300	262,750

W. Thomas Stephens/1997(4)	2,162	767	107,100	211,250

Richard B. Worley/2004	2,184	N/A	N/A	218,750

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005. For Mr. Jackson, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(2) As of December 31, 2005, there were 108 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Includes amounts (ranging from approximately $1,500 to $15,250 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and investigatory matters.

(4) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of the dates identified below, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were:

Putnam High Income Securities Fund (August 31, 2005) Ms. Baxter - $1,740, Mr. Hill - $6,712, Mr. Jackson - $3,336, Mr. Joskow, - $2,055, Mr. Mullin - $1,985, and Mr. Stephens - $381.

Putnam Investment Grade Municipal Trust (November 30, 2005) Ms. Baxter - $1,160, Mr. Hill - $4,663, Mr. Jackson - $2,420, Mr. Joskow, - $1,384, Mr. Mullin - $1,324, and Mr. Stephens - $255.

Putnam Managed Municipal Income Trust (October 31, 2005) Ms. Baxter - $3,628, Mr. Hill - $14,352, Mr. Jackson - $7,584, Mr. Joskow, - $4,289, Mr. Mullin - $4,135, and Mr. Stephens - $798.

Putnam Master Intermediate Income Trust (September 30, 2005) Ms. Baxter - $4,998, Mr. Hill - $19,278, Mr. Jackson - $9,588, Mr. Joskow, - $5,906, Mr. Mullin - $5,700, and Mr. Stephens - $1,098.

Putnam Premier Income Trust (July 31, 2005) Ms. Baxter - $7,691, Mr. Hill - $29,674, Mr. Jackson - $14,755, Mr. Joskow, - $9,078, Mr. Mullin - $8,778 and Mr. Stephens - $1,684.

(5) Includes additional compensation to Messrs. Hill and Putnam, III, for service as Chairman of the Trustees and President of the Funds, respectively.

(6) Mr. Jackson retired from the Board of Trustees of the Putnam funds on June 10, 2005.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

2. APPROVAL OR DISAPPROVAL OF THE CONVERSION OF YOUR FUND FROM CLOSED-END TO OPEN-END STATUS AND CERTAIN RELATED AMENDMENTS TO YOUR FUND'S AGREEMENT AND DECLARATION OF TRUST (For Putnam Investment Grade Municipal Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust only)

What is this proposal?

Shareholders will have the opportunity to vote at the meeting on the question of whether your fund should be converted from a closed-end fund to an open-end fund. If the conversion is approved, your fund’s shares would become redeemable directly from your fund at net asset value, eliminating any discount of market price to net asset value. In order to address the organizational changes necessitated by any conversion from closed-end to open-end status, approval of this proposal would also authorize the Trustees to make such amendments to your fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) as they may deem necessary.

Why is this question being submitted to shareholders?

Your fund’s Declaration of Trust requires that shareholders of your fund be given the opportunity to vote on a proposal to convert your fund from closed-end to open-end status if the fund’s common shares have traded at an average discount of more than 10% from its net asset value per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each such week). The following table shows the average discount from net asset value per share at which your fund’s shares traded for the relevant period, in each case requiring that this proposal be submitted to shareholders.

Fund	12 Weeks Ended	Avg. Discount

Putnam Investment Grade Municipal Trust	November 25, 2005	-13.1%

Putnam Master Intermediate Income Trust	September 30, 2005	-10.2%

Putnam Premier Income Trust	July 29, 2005	-10.8%

What do the Trustees recommend?

The Trustees of your fund have concluded that the conversion of your fund to open-end status would not be in the best long-term interests of your fund’s shareholders. Accordingly, the Trustees of your fund unanimously recommend that shareholders vote “AGAINST” this proposal.

Why are the Trustees recommending a vote against a conversion?

In recommending a vote against converting your fund to open-end status, the Trustees considered the following factors:

* Potential investment advantages. The Trustees believe that your fund’s closed-end status provides potential investment advantages not available to open-end fund investors. Because your fund’s shares are not redeemable, your fund is not required to maintain short-term, lower-yielding investments in anticipation of possible redemptions, and generally can be more fully invested in higher-yielding securities. As a closed-end fund, your fund does not experience the cash flows associated with sales and redemptions of open-end fund shares, which create transaction costs that are borne by long-term shareholders. Such cash flows may at times also require temporary investment in short-term, lower-yielding securities, pending investment in longer-term, higher-yielding securities.

* Advantages of leverage through preferred shares (Putnam Investment Grade Municipal Trust only). The Trustees considered the fact that Putnam Investment Grade Municipal Trust has engaged in investment leverage by issuing preferred shares, a strategy that is not available to open-end funds. This form of investment leverage offers your fund opportunities for increased investment yield. If the fund were to convert to open-end status, the fund would be required to redeem its preferred shares.

* Effects of discounts. In reviewing the trading information for your fund, the Trustees have observed that discounts fluctuate and that, for many periods, fund shares have traded at premiums or substantially lower discounts. As discussed in more detail below, the Trustees do not believe that recent discount levels are currently a sufficient justification for abandoning the advantages of the closed-end structure by converting your fund to open-end status.

* Recent Measures in Response to Discounts. In response to recent discounts, the Trustees have reviewed and approved measures, such as the recent authorization of a share repurchase program discussed below, that are likely to enhance your fund’s total return and may have temporary effects with respect to trading discounts.

* Possible changes in fund size and expenses. Redemptions by shareholders could cause your fund to shrink, in the near term, following conversion to open-end status, resulting in an increased expense ratio for remaining shareholders. Putnam Retail Management has advised the Trustees that your fund may experience significant net redemptions shortly following a conversion to open-end status, thereby shrinking the fund’s size. If shareholders approve a conversion to open-end status, the Trustees would intend to instate a redemption fee for a period of time following conversion, with the purpose of at least partly offsetting the transaction costs that may result from significant redemptions of shares. While the amount and duration of any redemption fee have not been determined, the Trustees do not expect that the fee would exceed 2% or be imposed on redemptions for a period of longer than one year following conversion.

Since open-end funds may continuously offer new shares to the public, they also have the ability to increase in size in the long term, and growth in your fund’s size could result in efficiencies and the ability to spread fixed costs over a larger pool of assets. In order to increase assets in the face of redemptions following a conversion, the Trustees would likely consider commencing a continuous offering of shares of your fund. In that instance, to support the marketing of fund shares, the Trustees might also propose that your fund adopt a distribution plan under Rule 12b-1 under the 1940 Act similar to the plans of other open-end Putnam funds, under which Putnam Retail Management, those funds’ principal underwriter, currently receives annual distribution fees of 0.25% of net assets, though the applicable plans permit fees of up to 0.35% .

If, following a conversion, your fund were to experience a significant loss of assets and corresponding increase in expenses, the Trustees might alternatively consider initiating a merger of your fund into another open-end Putnam fund with a comparable investment strategy.

What does it mean when fund shares trade at a discount?

Since closed-end funds are not required to redeem their shares, investors in closed-end funds who wish to liquidate their investment must sell their shares in the secondary markets. To promote the availability of active secondary markets for shareholders who wish to sell their shares, the closed-end Putnam Funds have listed their shares for trading on the New York Stock Exchange or the American Stock Exchange. Prices in these secondary markets are determined by market forces and will fluctuate over time. They will also fluctuate in relation to a fund’s net asset value. Closed-end fund shares generally trade at discounts to their net asset value but at times may trade at a premium to net asset value.

Putnam Management has advised the Trustees that discount levels for closed-end funds investing primarily in fixed-income securities – which includes all of the closed-end Putnam Funds – appear to fluctuate in relation to conditions in the broader fixed-income markets, generally increasing during periods of rising interest rates and declining during periods of falling interest rates. Accordingly, these funds may be more suitable for investors who have a longer investment horizon and who will less likely face the need to liquidate their investments under unfavorable market conditions. The existence of discounts at times may also provide attractive opportunities to investors seeking potential additional returns from reductions in discount levels between the time of their purchase and their sale.

As indicated in the tables below, while your fund’s common shares have traded at a discount to their net asset value over more recent periods, the discount has fluctuated over time, and at times your fund’s shares have traded at a premium to net asset value. In order to show the range of discounts and premiums at which your fund’s shares have historically traded, the tables present both the highest market price and the lowest market price at which your fund’s shares closed on any trading day over the course each calendar year since 1995, in each case expressed as a percentage discount from, or premium to, NAV. Thus, the “Highest Market Price” column presents the narrowest discount or, if the fund traded above NAV during the year, the broadest premium achieved in a given year; conversely, the “Lowest Market Price” column presents the broadest discount or, if the fund only traded below NAV during the year, the narrowest discount.

Putnam Investment Grade Municipal Trust

	Highest Market Price	Lowest Market Price
Calendar Year	(relative to NAV)	(relative to NAV)

2005	-10.88%	-15.24%

2004	+3.39%	-14.09%

2003	+8.33%	-0.85%

2002	+10.81%	-4.25%

2001	+3.70%	-6.90%

2000	+20.93%	-10.55%

1999	+29.82%	+0.19%

1998	+27.30%	+9.84%

1997	+26.98%	+13.06%

1996	+19.97%	+7.96%

1995	+12.10%	+3.54%

Putnam Master Intermediate Income Trust

	Highest Market Price	Lowest Market Price
Calendar Year	(relative to NAV)	(relative to NAV)

2005	-7.44%	-15.19%

2004	-4.15%	-12.41%

2003	+2.47%	-10.97%

2002	+2.72%	-8.94%

2001	-1.75%	-11.45%

2000	-7.88%	-23.33%

1999	+1.56%	-21.98%

1998	+0.78%	-10.51%

1997	-3.07%	-13.49%

1996	-8.11%	-14.40%

1995	-7.58%	-15.75%

Putnam Premier Income Trust

	Highest Market Price	Lowest Market Price
Calendar Year	(relative to NAV)	(relative to NAV)

2005	-7.82%	-15.20%

2004	-5.83%	-13.54%

2003	+3.72%	-10.90%

2002	+3.25%	-9.95%

2001	-0.29%	-11.69%

2000	-8.43%	-23.25%

1999	+3.52%	-21.25%

1998	+5.99%	-10.21%

1997	-1.13%	-13.25%

1996	-8.78%	-13.65%

1995	-5.90%	-14.26%

How do the Trustees monitor and address trading discounts?

The Trustees regularly review the overall performance and trading information for your fund and all of the Putnam closed-end funds. The Trustees of your fund carefully evaluate the fund’s investment performance, the trading history of its common shares relative to that of other funds in the same peer group, and analyses of the effects on the fund of its shares, trading at a discount to net asset value.

The Trustees carefully monitor the trading prices of your fund’s shares, recognizing that trading prices and discounts will fluctuate over time. At times when the fund trades at a material discount for an extended period of time, the Trustees may examine possible factors contributing to the situation and consider a broad range of possible actions in an effort to reduce or eliminate the discount. Such actions that could be implemented consistent with your fund’s closed-end structure might include:

* Communications with the marketplace regarding the benefits of investing in the fund in an effort to increase investor demand for the fund’s shares;

* Repurchases by the fund of its shares at prevailing market prices; and

* Tender offers by the fund to repurchase its shares at net asset value (or at a price above market and below net asset value).

It is possible that these actions may have a temporary effect on a fund’s trading discount, but industry experience suggests that they generally have little, if any, long term impact. Repurchases of shares, whether in the market or in tender offers, reduce the fund’s size and may result in an increase in the fund’s expense ratio. To the extent that shares are repurchased at prices below net asset value, such repurchases would also enhance the net asset value of the fund’s shares and the total return of the remaining shareholders. The Trustees have authorized share repurchases by certain Putnam closed-end funds on past occasions. More recently, in October 2005, the Trustees authorized all of the Putnam closed-end funds, including your fund, to repurchase up to 5% of their outstanding shares at market prices through October 2006. In March 2006, the Trustees expanded this repurchase program to permit the funds to repurchase up to 10% of their outstanding shares over the same time period. The Trustees continue to study the results of the repurchase program to determine its impact, if any, on trading discounts and its impact on investment performance. To date, the Trustees have not authorized tender offers but may consider that alternative in the future.

In considering these actions and the current proposal, the Trustees have considered the fact that all shareholders who purchased your fund’s shares presumably made their choice from among a broad array of available investment products available in the marketplace, with an understanding of the potential advantages and disadvantages of closed-end funds. Thus, in considering whether to recommend a fundamental change in the structure of the fund and its investment characteristics, the Trustees consider whether the closed-end structure of the fund continues to offer the investment advantages contemplated when the fund was originally offered to the marketplace.

How has your fund performed?

The following table summarizes the annualized total return of your fund for the periods shown based on the net asset value and the market price of its shares. The table also shows the performance of your fund’s primary benchmark index and the average performance of funds in your fund’s peer group of closed-end funds as determined by Lipper Inc., an independent fund rating agency. Of course, past performance is no guarantee of future performance. Benchmark index and Lipper peer group results should be compared to your fund’s performance at net asset value.

Total Return (Annualized) for Periods Ending March 31, 2006*

	1 year	3 years	5 years	10 years

Putnam Investment Grade Municipal Trust

Net Asset Value	5.47%	7.78%	6.25%	6.23%

Market Price	8.95	2.23	4.11	3.77

Lehman Municipal Bond Index	3.80	4.10	5.18	5.87

Lipper General Muni Debt (Leveraged) Funds	6.28	7.10	6.89	6.60
Average

Total Return (Annualized) for Periods Ending March 31, 2006

	1 year	3 years	5 years	10 years

Putnam Master Intermediate Income Trust

Net Asset Value	3.85%	8.93%	7.72%	6.43%

Market Price	-0.02	5.26	5.74	6.34

Lehman Municipal Bond Index	3.80	4.10	5.18	5.87

Lipper Flexible Income Funds Average	5.07	8.95	7.41	6.33

Total Return (Annualized) for Periods Ending March 31, 2006

	1 year	3 years	5 years	10 years
Putnam Premier Income Trust

Net Asset Value	4.65%	9.93%	8.41%	6.68%

Market Price	2.86	5.62	6.27	6.26

Lehman Municipal Bond Index	3.80	4.10	5.18	5.87

Lipper Flexible Income Funds Average	5.07	8.95	7.41	6.33

*Returns for periods ended March 31, 2006 only partially reflect the impact of a reduction by 0.10% (of average assets) in the fund’s management fees that went into effect on January 1, 2006, of an amended management contract. This fee reduction had a corresponding effect of reducing the fund’s total expenses (measured as a percentage of average assets) by 0.10% .

What are additional differences between a closed-end and open-end fund?

In addition to the differences outlined above, shareholders evaluating this proposal may wish to consider the following:

* Investment flexibility. Because they are required to maintain the ability to honor redemption requests, open-funds are prohibited by the 1940 Act from investing more than 15% of their assets in securities that are deemed illiquid. Closed-end funds are not subject to this restriction.

* Annual shareholder meetings. Your fund is currently required by the rules of the New York Stock Exchange to hold annual meetings of shareholders. Conversion of your fund to open-end status would result in termination of the fund’s listing on the New York Stock Exchange, with the result that your fund would no longer be required to hold annual meetings. The open-end Putnam funds have committed to holding shareholder meetings for the purpose of electing their Trustees at least every five years (beginning in 2004).

* Dividend reinvestment. Shareholders of your fund currently have the option of participating in the fund’s Dividend Reinvestment Plan, under which cash distributions paid by your fund are generally reinvested through the purchase of additional fund shares at market prices, which currently reflect a discount from net asset value. (At times when your fund’s shares are trading at a premium over their net asset value, such reinvestments are made at the higher of net asset value or 95% of market value.) Shareholders of open-end Putnam funds have the option to reinvest their distributions in additional shares at net asset value at all times. If the fund were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below net asset value per share.

* Exchange privileges. Shareholders of open-end funds in the Putnam family of funds currently have the privilege of exchanging their investment at net asset value and without sales charges for shares of the same class of more than 65 open-end funds in the Putnam group. Shareholders of your fund do not have that privilege.

What changes to your fund’s Declaration of Trust and other effects would follow if shareholders vote to convert the fund to open-end status?

Conversion of your fund from a closed-end to an open-end fund would require certain changes to your fund’s Declaration of Trust and, therefore, a vote in favor of such conversion would also authorize the Trustees to amend your fund’s Declaration of Trust to reflect such changes. These changes would bring your fund’s Declaration of Trust more in line with most other Putnam open-end funds.

The Declaration of Trust would be amended to require your fund to purchase all shares offered to it for redemption at a price equal to the net asset value of the shares next determined, less any redemption charge fixed by the Trustees. In addition, to the extent permitted by applicable law, the fund would be authorized, at its option, to redeem shares held in a shareholder’s account at net asset value if at any time a shareholder owned shares in an amount either less than or greater than, as the case may be, an amount determined by the Trustees. Notwithstanding this provision, all shares would be redeemable at a shareholder’s option.

The Declaration of Trust would also be amended to eliminate certain provisions that relate specifically to the fund’s closed-end status, such as the conversion provision that has necessitated this proposal. In addition, if shareholders were to vote to convert your fund to open-end status, the provision in your fund’s Declaration of Trust requiring that Trustees be elected annually at the annual shareholder meeting or at a special meeting in lieu thereof would be eliminated. The Trustees would also make certain necessary technical and non-material changes to the Declaration of Trust.

Certain legal, accounting and other costs would be incurred in connection with the conversion of your fund to open-end status. These costs are not expected to exceed an amount equal to ___% of your fund’s current net assets.

What is the voting requirement for approving the conversion?

Approval of the conversion of your fund to open-end status and of the related amendments to each fund’s Declaration of Trust requires the “yes” vote of a majority of the fund’s outstanding common shares entitled to vote.

In the case of Putnam Investment Grade Municipal Trust, although the Declaration of Trust would technically also require the “yes” vote of a majority of the fund’s outstanding preferred shares entitled to vote, if the proposal receives the threshold vote from common shareholders, the Trustees will nevertheless act to redeem all of the outstanding preferred shares and to effect the conversion of your fund to open-end status.

If such conversion were approved, the conversion would become effective following compliance with all necessary regulatory requirements under federal and state law. Your fund would seek to complete this process as soon as reasonably practicable. Prior to the conversion, the common shares of your fund would continue to be listed and traded on the New York Stock Exchange.

If the conversion is not approved, will your fund continue in its current form?

Yes. In the event that shareholders do not approve the conversion of your fund to open-end status, your fund would continue to operate as a closed-end fund. Shareholders would be given the opportunity to vote on a proposed conversion to open-end status in future years if your fund’s shares again trade at discounts sufficient to meet the requirement of the Declaration of Trust described above.

The Trustees believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders, and unanimously recommend a vote against the conversion of your fund to open-end status at this time.

3. APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS IN RESTRICTED SECURITIES (For Putnam High Income Securities Fund only)

What is this proposal?

Your fund currently has a fundamental investment restriction under which the fund may not:

[P]urchase securities restricted as to resale if, as a result, such investments would exceed 15% of the value of the Fund’s net assets, excluding restricted securities that have been determined by the Trustees of the Fund (or the person designated by them to make such determinations) to be readily marketable.

The Trustees recommend that shareholders approve the elimination of this investment restriction to afford your fund the investment flexibility permitted to closed-end funds under the 1940 Act, to eliminate unnecessary administrative burdens and to align the fund’s investment restrictions more closely with those of other Putnam closed-end funds.

What are restricted securities and what effects may the proposal have?

Restricted securities are securities that may be transferred or sold only to certain eligible purchasers, such as bonds issued under an offering made pursuant to Rule 144A under the Securities Act of 1933, the preferred stock of certain issuers and floating rate loans. The 1940 Act does not limit the extent to which closed-end funds may invest in restricted securities.

If the proposal passes, your fund would be permitted to invest, in accordance with its investment of objectives but otherwise without restriction, in restricted securities. However, Putnam Management does not currently expect that the elimination of the investment restriction will significantly affect the extent to which your fund invests in restricted securities.

Investments in restricted securities entail certain risks and costs. Your fund’s portfolio managers may experience significant delays in disposing of restricted securities held by the fund, which could adversely affect the fund’s investment performance in periods when the values of such securities are falling. Transactions in restricted securities may require your fund to bear registration expenses and other costs that are higher than for investments in more liquid securities. Furthermore, certain restricted securities may require pricing at fair value, which may increase administrative costs and affect the fund’s weekly net asset value determinations.

Why are the Trustees recommending a vote in favor of the proposal?

The Trustees and Putnam Management believe that eliminating the restriction would benefit your fund and its shareholders by increasing the flexibility available to the fund’s portfolio managers in pursuing the fund’s investment objectives.

Furthermore, since your fund is the only Putnam closed-end fund that limits investments in restricted securities, the elimination of the restriction would help simplify and standardize investment policies across the closed-end funds managed by Putnam Management. This would, in turn, have the effect of reducing the administrative burden associated with managing your fund, in particular by simplifying the process of monitoring the fund’s compliance with its investment restrictions.

As a general matter, the Trustees believe that eliminating fundamental investment restrictions that are not required, such the restriction regarding investment in restricted securities, will make Putnam Management better able to manage the fund’s investments in a changing regulatory or investment environment. In contrast, retaining an investment restriction that is not required for regulatory or business purposes, especially where the restriction applies inconsistently across funds, may increase the possibility of compliance breaches without a commensurate increase in protections or benefits to fund shareholders.

What are the voting requirements to approve the proposal?

Approval of the elimination of your fund’s fundamental investment restriction concerning investments in restricted securities requires the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

The Trustees recommend that shareholders of your fund vote FOR Proposal 4.

4. SHAREHOLDER PROPOSAL REGARDING CUMULATIVE VOTING FOR THE ELECTION OF TRUSTEES (For Putnam High Income Securities Fund only)

What is the proposal?

A shareholder of your fund (the “proponent”) has informed the fund that he intends to present a proposal for action at the Annual Meeting of Shareholders. The proposal and the accompanying supporting statement submitted by the proponent read as follows:

RESOLVE[D]; that the shareholders of the Putnam High Income Bond Fund assembled in annual meeting in person and by proxy, hereby request the Board of Directors to take the necessary action to provide for cumulative voting in the election of directors, which means each shareholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate or any two or more candidates as he or she may see fit.

Supporting Statement

Some states have mandatory cumulative voting, so do national banks. The reason for this is for the shareholders to exercise more control of the directors.

I wrote Mr. Putnam concerning the merger of the Bond Fund (PCF) and the Opportunity Fund (PCV) pointing out the following: The Opportunity Fund at the time of the announcement was selling at 11.3% discount from the net asset value and the Bond Fund was at an 8.3% discount. If done at the market price the, one we have to live with, it would be fairer to the Bond Fund. Secondly, the Opportunity Fund had a 1.79% [total expense ratio]; the Bond Fund a 1.09% [total expense ratio]. A .70% advantage to the Opportunity Fund, if the proforma [total expense ratio] projected of 1.04% is correct. Further, the 5 year annual return, on the market price as indicated in the December 3rd 2004 announcement, was 4.22% for the Opportunity Fund. The return for the Bond Fund was 6.42% .

I concluded in my letter that the moral and fiduciary responsibility of the Bond Fund Directors was to make adjustments that would be fairer to the Bond Fund shareholders. I asked Mr. Putnam to respond to my letter himself and not turn it over to a subordinate to give me a boiler plate answer. Sure enough I got a boiler plate answer from a subordinate.

We, the Bond shareholders, got the short end of the merger and to add insult to injury, the Opportunity Fund raised their January 21st dividend from a $.107 a share to $.12 per share. Wouldn’t it be fairer to leave that dividend as it was and use the money for the benefit of all the shareholders of the merged company?

The merger is done. I believe even in the merged company it would benefit us all to make the Board and particularly the Chairman more responsive to the shareholders. Please vote “yes” on this proposal.

The proponent’s name and address and the number of shares he owns in your fund will be furnished by the Clerk of your fund upon request.

What do the Trustees recommend?

The Trustees of your fund have concluded that cumulative voting on Trustee elections would not be in the best long-term interests of your fund’s shareholders. Accordingly, the Trustees of your fund unanimously recommend that shareholders vote “AGAINST” this proposal.

Why are the Trustees recommending a vote against the proposal?

Under your fund’s present system of voting, shareholders of your fund annually fix the number of Trustees and either vote for, or withhold their votes with respect to, individual nominees for Trustee positions. The nominees who receive the greatest number of votes are elected as Trustees. The Trustees believe that, because the present system of voting weights each shareholder’s votes equally with respect to each nominee for Trustee, it provides the best assurance that no Trustee will owe allegiance to any particular group of minority shareholders and that the decisions of the Trustees will be made in the best interests of all shareholders.

The mechanics of cumulative voting are described in the text of the shareholder proposal above. Cumulative voting would increase the ability of a special interest group to elect one or more directors whose loyalty might be directed more to the narrow interests of that particular group of shareholders rather than to the interests of all shareholders. It introduces the possibility of partisanship among your fund’s Trustees and could impair the board’s ability to work effectively as a cohesive unit. The present voting system, which has long been used by your fund and by the other Putnam Funds, prevents the concentration of votes behind a single nominee for Trustee and thereby promotes the election of Trustees who represent the interests of the fund and the shareholder base as a whole.

All of the Trustees of your fund currently serve as Trustees of the other funds in the Putnam family of funds. As a result, they are able to achieve considerable efficiencies by meeting at the same time to consider matters of interest to all funds in the Putnam family. The board operates extensively through a committee structure, which allows operational responsibilities to be delegated, in the first instance, to committees of between three and six Trustees, and which further increases the efficiencies and benefits available to all of the funds. If your fund were to change its voting structure and minority shareholders were able to elect one or more Trustees representing their interests, meetings of the committees and full board of your fund would have to be held separately from those of the other Putnam funds, which could likely result in the loss or compromise of at least some of the efficiencies currently enjoyed under your fund’s existing board structure.

The proponent’s supporting statement includes a lengthy narrative of events surrounding a 2005 merger between your fund and another Putnam closed-end fund. The Trustees believe that the proponent’s statements do not provide a complete and accurate picture of the 2005 merger. However, because they believe that the merger is largely irrelevant to the question of how shareholders should vote on the current proposal to adopt cumulative voting, the Trustees choose not to address the details of that transaction in this Proxy Statement. The Trustees simply note that the terms, rationale and background of your fund’s 2005 merger were described in extensive public disclosure and that 89.136% of the votes submitted on the proposal to approve the merger were cast in favor of the transaction.

What would happen if the proposal passes?

Your fund’s agreement and declaration of trust (the “Declaration of Trust”) currently prohibits cumulative voting in the election of Trustees. This provision of the Declaration of Trust may be amended by a majority of the Trustees “when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote.” Such an amendment to the Declaration of Trust thus requires the approval of a majority of the Trustees, in addition to shareholder authorization.

Although the proponent does not specify the significance of his proposal in context of the Declaration of Trust, he appears to be seeking formal shareholder authorization for a change to the Declaration of Trust. If the proposal passes, the Trustees would be authorized, but would not be required, to amend the Declaration of Trust to permit cumulative voting. Thus, the adoption of the proposal would not by itself result in any change to the Declaration of Trust, nor would it require the Trustees to institute cumulative voting. The Trustees would have the discretion to decide, in the exercise of their fiduciary duties, whether or not to amend the Declaration of Trust to allow cumulative voting. However, if the Trustees decide, following any approval of the shareholder proposal, to proceed with instituting cumulative voting, no additional shareholder action or approval would be required.

What is the voting requirement for approving the shareholder proposal?

In order to authorize the Trustees to amend the Declaration of Trust to permit cumulative voting, the shareholder proposal requires the affirmative vote of shareholders holding a majority of the outstanding shares of your fund.

The Trustees believe that retaining the current system of voting for Trustees is in the best long-term interests of your fund’s shareholders, and unanimously recommend a vote against the shareholder proposal.

5. SHAREHOLDER PROPOSAL TO REDUCE THE BOARD OF TRUSTEES BY ONE-THIRD (For Putnam Premier Income Trust only)

What is the proposal?

A shareholder of your fund (the “proponent”) has informed the fund that he intends to present a proposal for action at the Annual Meeting of Shareholders. The proposal submitted by the proponent reads as follows:

Proposal Submitted by a Shareholder to reduce the Board of Trustees by one third (Life time savings to shareholders of Putnam is Approx: $922,000).

The proponent’s name and address and the number of shares he owns in your fund will be furnished by the Clerk of your fund upon request.

What do the Trustees recommend?

For the reasons described below, the Trustees of your fund, including a majority of the Independent Trustees, have concluded that reducing the number of Trustees would not be in the best long-term interests of your fund’s shareholders. Accordingly, the Trustees of your fund unanimously recommend that shareholders vote “AGAINST” this proposal.

Why are the Trustees recommending a vote against the proposal?

The twelve nominees presented for election in Proposal 1 above currently serve as the Trustees of your fund and every other Putnam Fund. Their responsibilities, experience, compensation, and participation in the affairs of your fund are described in Proposal 1 above.

Currently your fund bears only a small fraction (approximately 1%) of the aggregate Trustee-related expenses of the Putnam Funds. If the number of Trustees for your fund were reduced from 12 to 8, as proposed, the maximum estimated savings to your fund through not paying compensation to, or accruing retirement benefits for, the additional Trustees would be less than $15,000 per year, based on data for the fiscal year ended July 31, 2005. To put the number in context, this annual savings would represent less than 0.001% of your fund’s current net assets (less than 10¢ for an investor holding shares worth $10,000), and a reduction of less than 0.13% of your fund’s net expenses for the most recent fiscal year. While reducing the board’s size might also mitigate certain Trustee-related expenses, the Trustees believe that these savings would likely be offset in whole or in part by increased administrative and legal costs associated with having to restructure the Trustees’ meeting process. Thus, the reference in the shareholder proposal to a specific dollar amount of savings does not provide a meaningful measurement of the economic effects on your fund of reducing the number of Trustees.

All of the Trustees of your fund currently serve as Trustees of the other funds in the Putnam family of funds. As a result, they are able to achieve considerable efficiencies by meeting at the same time to consider matters of interest to all funds in the Putnam family. The board operates extensively through a committee structure, which allows operational responsibilities to be delegated, in the first instance, to committees of between three and six Trustees, and which further increases the efficiencies and benefits available to all of the funds. If your fund were to reduce the number of Trustees, meetings of the committees and full board of your fund would likely have to be held separately from those of the other Putnam funds, which could result in the loss or compromise of at least some of the efficiencies currently enjoyed under your fund’s existing board structure.

It should be noted that the proponent has not provided any justification for the reduction in the number of Trustees for your fund other than the potential expense savings. In particular, he has not asserted that Trustee costs to your fund are currently excessive or that the functioning of the board would be enhanced by reducing its size.

What would happen if the proposal passes?

The shareholder proposal will be voted on by the shareholders of your fund in connection with the voting on Proposal 1 above. The Trustees will treat the shareholder proposal, if made at the meeting, as a proposal to amend Proposal 1 to fix the number of Trustees at 8 instead of 12. If the shareholder proposal receives the required vote, the Trustees will select 8 of the nominees described in connection with Proposal 1 as the nominees for your fund, and will otherwise allow voting to continue in the manner described in Proposal 1 and elsewhere in this proxy statement.

What is the voting requirement for approving the shareholder proposal?

Approval of the shareholder proposal to reduce the Board of Trustees of your fund by one-third requires the affirmative vote of a majority of the shares voted on the proposal.

The Trustees believe that reducing the number of Trustees of your fund would not be in the best long-term interests of shareholders, and unanimously recommend a vote against the shareholder proposal.

Further Information About Voting and the Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal. In the case of each fund, except for Putnam Premier Income Trust, a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement), except that, for Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust, where the preferred shares or common shares shall vote as separate classes, then a majority of the aggregate number of shares of each class shall be necessary to constitute a quorum for the transaction of business by that class. For Putnam Premier Income Trust, the quorum requirement is thirty percent of the shares entitled to vote (unless otherwise noted in the Proxy Statement). Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

With respect to the election of Trustees and with respect to Proposal 5 (relating to reducing the size of the board of Putnam Premier Income Trust), neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to every other proposal, abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would otherwise have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. The fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Shareholders who object to any proposal in this Proxy Statement will not be entitled under Massachusetts law or your fund’s Agreement and Declaration of Trust to demand payment for, or an appraisal of, their shares.

Special Rule for Proportional Voting. For Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust, in accordance with the rules of the New York Stock Exchange, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against such proposal have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) holders of less than 10% of the outstanding preferred shares have voted against such proposal and (iii) the holders of the common shares have approved such proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its own expense Computershare Fund Services, 17 State Street, New York, New York, 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $3,000 for each of Putnam High Income Securities Fund, Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust; $2,750 for Putnam Master Intermediate Income Trust and $3,000 for Putnam Premier Income Trust, plus reasonable out of pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholder or (v) by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is currently anticipated that your fund's next annual meeting of shareholders will be held in the month/year as denoted below:

January 2007

Putnam High Income Securities Fund
Putnam Master Intermediate Income Trust
Putnam Premier Income Trust

The Trustees of your fund reserve the right to set an earlier or later date of the 2007 meeting. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before _____, 2006. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the 1934 Act. Shareholders who wish to make a proposal at the January 2007 annual meeting--other than one that will be included in the fund's proxy materials--should notify the fund no later than ____, 2006. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the January 2007 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than _____, 2006 and no later than ____, 2006.

April 2007

Putnam Investment Grade Municipal Trust
Putnam Managed Municipal Income Trust

The Trustees of your fund reserve the right to set an earlier or later date of the 2007 meeting. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before ____, 2006. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the 1934 Act. Shareholders who wish to make a proposal at the April 2007 annual meeting--other than one that will be included in the fund's proxy materials--should notify the fund no later than _____, 2007. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the April 2007 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than ____, 2007 and no later than ____, 2007.

The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of each fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund. If a shareholder who wishes to present a proposal fails to notify the fund by the dates specified above, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of Annual Meeting of Shareholders are not received by the time scheduled for the meeting or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings. As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy ballots will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 41203, Providence, Rhode Island 02940-1203.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund's Annual Report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund Information

Putnam Investments. Putnam Investment Management, LLC, your fund's investment manager and administrator, is a subsidiary of Putnam, LLC (Putnam Investments). Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses.

The address of each of Putnam Investments Trust, Putnam Investments and Putnam Investment Management, LLC, is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036. Charles E. Haldeman, Jr. is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109.

Mr. Haldeman is a stockholder of Putnam Investments Trust. On March 15, 2004, Putnam Investments Trust granted Mr. Haldeman 62,463 shares of Class B Common Stock pursuant to the Plan. On March 15, 2005, Mr. Haldeman received a further grant of 210,635 shares of Class B common stock pursuant to the Plan. With respect to each such grant, Mr. Haldeman’s shares vest over a four-year period, with 25% of the shares vesting on each anniversary of the grant, although vesting may be accelerated under certain circumstances if Mr. Haldeman’s employment with Putnam terminates. On March 26, 2003 and March 26, 2004, Mr. Haldeman sold to Putnam Investments Trust 1,629 shares and 1,524 shares, respectively, of Class B Common Stock with respective prices of $39.57 and $33.62 per share for personal tax-planning purposes. The terms of the Plan provide generally that if Mr. Haldeman’s employment with Putnam terminates, Putnam Investments Trust may at its discretion repurchase his vested shares of Class B Common Stock at their then-current value. On September 29, 2005, Mr. Haldeman participated in the Putnam Option Exchange Program in which holders of eligible options to purchase Putnam Class B shares were permitted to elect to exchange their options for restricted shares of Putnam Class B stock with a value equal to the value of the exchanged options. Mr. Haldeman was granted 14,226 shares of Putnam Class B restricted stock in exchange for 99,200 options to Purchase Putnam Class B shares. On March 15, 2006, Putnam Investments Trust granted Mr. Haldeman 111,693 shares of Putnam Class B restricted stock for his performance in the 2005 performance year plan. With respect to such grant, Mr. Haldeman’s shares vest over a four-year period, with 25% of the shares vesting on each anniversary of the grant, On March 15, 2006, Mr. Haldeman received an additional grant of 510,638 shares of Putnam Class B restricted common stock and 315,126 of Non-Qualified Options as a Special Grant as a result of his employment contract with MMC. With respect to each such grant, Mr. Haldeman’s shares vest 10%, 20%, 30% and 40% over the next 4 years, subject to acceleration provisions based on investment performance.

Putnam Investments Limited. Putnam Investments Limited, which has been retained by Putnam Investment Management, LLC as investment sub-manager with respect to a portion of the assets of Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, is a subsidiary of The Putnam Advisory Company, LLC, which is owned by Putnam Advisory Company LP, a subsidiary of Putnam Investments. Putnam Advisory Company LP’s general partner is Putnam Advisory Company GP, Inc. Putnam Advisory Company GP, Inc. is a wholly-owned subsidiary of Putnam Investments, which is also the sole limited partner of Putnam Advisory Company LP.

The address of Putnam Investments Limited is Cassini House, 57-59 St. James’s Street, London, England, SW1A 1LD. The address of each of The Putnam Advisory Company, LLC, Putnam Advisory Company LP, and Putnam Advisory Company GP, Inc. is One Post Office Square, Boston, Massachusetts 02109.

Other service providers. Putnam Retail Management Limited Partnership, the fund’s principal underwriter, and Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian, are both subsidiaries of Putnam Investments. Their address is One Post Office Square, Boston, Massachusetts 02109.

For its most recent fiscal year, the funds paid Putnam Fiduciary Trust Company aggregate fees as follows, in each case excluding custody credits and investor servicing credits:

Fund/Fiscal Year-End	Fee

Putnam High Income Securities Fund (August 31, 2005)	$222,147

Putnam Investment Grade Municipal Trust (November 30, 2005)	244,775

Putnam Managed Municipal Income Trust (October 31, 2005)	340,093

Putnam Master Intermediate Income Trust (September 30, 2005)	680,125

Putnam Premier Income Trust (July 31, 2005)	981,614

Litigation. Exhibit B to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to some or all of your funds.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Registered Public Accounting Firm. As set forth in the table below, the Audit and Compliance Committee and the full Board of Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG LLP, 99 High Street, Boston, Massachusetts 02110, to serve as the independent registered public accounting firm for each fund’s current fiscal year. Representatives of PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the meeting of shareholders of the funds to make statements and to respond to appropriate questions.

The following table presents fees billed in each of the last two fiscal years for services rendered to each fund by the fund’s independent registered public accounting firm:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Putnam High Income Securities Fund
(PricewaterhouseCoopers LLP)
August 31, 2005	$70,572	$5,500*	$9,006	$13
August 31, 2004	$61,486	$0	$7,700	$23

Putnam Investment Grade Municipal Trust
(KPMG LLP)
November 30, 2005	$34,892	$21,933	$4,192	$-
November 30, 2004	$34,850	$20,200	$4,150	$40

Putnam Managed Municipal Income Trust
(KPMG LLP)
October 31, 2005	$34,892	$21,767	$4,192	$-
October 31, 2004	$34,850	$19,500	$4,150	$68

Putnam Master Intermediate Income Trust
(KPMG LLP)
September 30, 2005	$42,292	$-	$4,192	$-
September 30, 2004	$43,250	$-	$4,150	$126

Putnam Premier Income Trust
(KPMG LLP)
July 31, 2005	$42,192	$18,000*	$4,192	$-
July 31, 2004	$40,150	$-	$4,150	$176

* Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represents fees billed for services relating to an analysis of recordkeeping fees, fund expense processing and interfund trading.

The following table presents the amounts KPMG LLP or PricewaterhouseCoopers LLP billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:

Putnam High Income Securities Fund
August 31, 2005	$202,266
August 31, 2004	$139,982

Putnam Investment Grade Municipal Trust
November 30, 2005	$26,125
November 30, 2004	$24,390

Putnam Managed Municipal Income Trust
October 31, 2005	$25,959
October 31, 2004	$23,718

Putnam Master Intermediate Income Trust
September 30, 2005	$4,192
September 30, 2004	$4,276

Putnam Premier Income Trust
July 31, 2005	$22,192
July 31, 2004	$4,326

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee has determined that all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees and why this work should be performed by that particular audit firm as opposed to another one.

For each fund’s last two fiscal years, the funds’ independent auditors did not bill for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The Audit and Compliance Committee of your fund has submitted the following report:

The Audit and Compliance Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit and Compliance Committee has discussed with your fund’s independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit and Compliance Committee has received the written disclosures and the letter from your fund’s independent auditors required by the SEC's Independence Standards Board Standard No. 1 (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Compliance Committee various matters relating to the auditor’s independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit and Compliance Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund’s annual report to shareholders for the last fiscal year.

Robert E. Patterson (Chairperson)
John A. Hill
W. Thomas Stephens

Officers and other information. All of the officers of your fund, with the exception of George Putnam, III, the fund’s President, are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam Investments, Messrs. Haldeman and Putnam, III, as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to Mr. Putnam, III, the other officers of each fund are as follows:

	Year first
	elected to	Business experience
Name (birthyear), Age	office	during past 5 years
Office with the fund

Charles E. Porter (Born 1938)*	1989	Executive Vice President, Associate Treasurer
Executive Vice President,		and Principal Executive Officer, The Putnam
Associate Treasurer and Principal		Funds
Executive Officer

Jonathan S. Horwitz (Born 1955)*	2004	Senior Vice President and Treasurer, The Putnam
Senior Vice President and Treasurer		Funds. Prior to 2004, Managing Director, Putnam
		Investments

Steven D. Krichmar (Born 1958)	2002	Senior Managing Director, Putnam Investments.
Vice President and Principal Financial Officer		Prior to 2001, Mr. Krichmar was a Partner at
		PricewaterhouseCoopers, LLP

Michael T. Healy (Born 1958)	2000	Managing Director, Putnam Investments
Assistant Treasurer and
Principal Accounting Officer

Beth Mazor (Born 1958)	2002	Managing Director, Putnam Investments
Vice President

Daniel T. Gallagher (Born 1962)*	2004	Senior Vice President, Staff Counsel and
Senior Vice President, Staff Counsel		Compliance Liaison, The Putnam Funds.
and Compliance Liaison		Prior to 2004, Mr. Gallagher was
		an Associate at Ropes & Gray LLP

Mark C. Trenchard (Born 1962)	2002	Managing Director, Putnam Investments
Vice President and
BSA Compliance officer

Francis J. McNamara, III (Born 1955)	2004	Senior Managing Director, Putnam Investments,
Vice President and Chief Legal Officer		Putnam Management and Putnam Retail
		Management. Prior to 2004, Mr. McNamara was
		General Counsel of State Street Research &
		Management.

Charles A. Ruys de Perez (Born 1957)	2004	Managing Director, Putnam Investments
Vice President and Chief Compliance Officer

James P. Pappas (Born 1953)	2004	Managing Director, Putnam Investments
Vice President		and Putnam Management. During 2002, Mr.

		Pappas was Chief Operating Officer of
		Atalanta/Sosnoff Management Corporation.
		Prior to 2001 he was President and Chief
		Executive Officer of UAM Investment Services,
		Inc.

Richard S. Robie III (Born 1960)	2004	Senior Managing Director, Putnam
Vice President		Investments, Putnam Management and Putnam
		Retail Management. Prior to 2003, Mr. Robie
		was Senior Vice President of
		United Asset Management Corporation.

Judith Cohen (Born 1945)*	1993	Vice President, Clerk and Assistant Treasurer,
Vice President, Clerk and Assistant Treasurer		The Putnam Funds

Wanda M. McManus (Born 1947)*	1993	Vice President, Senior Associate Treasurer and
Vice President, Senior Associate Treasurer and		Assistant Clerk, The Putnam Funds.
Assistant Clerk

Nancy E. Florek (Born 1957)*	2000	Vice President, Assistant Clerk, Assistant
Vice President, Assistant Clerk, Assistant Treasurer		Treasurer and Proxy Manager, The Putnam
and Proxy Manager, The Putnam Funds.		Funds

* Officers of each fund who are members of the Trustees’ independent administrative staff.

Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Net assets of your fund as of February 28, 2006

Putnam High Income Securities Fund	$193,806,039.40

Putnam Investment Grade Municipal Trust	230,143,057.62

Putnam Managed Municipal Income Trust	383,298,870.43

Putnam Master Intermediate Income Trust	690,260,442.07

Putnam Premier Income Trust	1,356,772,471.53

Shares outstanding of your fund as of February 28, 2006

Common shares:

Putnam High Income Securities Fund	22,207,463.146

Putnam Investment Grade Municipal Trust	21,027,943.573

Putnam Managed Municipal Income Trust	46,216,623.699

Putnam Master Intermediate Income Trust	98,120,459.805

Putnam Premier Income Trust	191,170,014.831

Preferred shares:

Putnam Managed Municipal Income Trust	550 (Class A)	550 (Class B)	650 (Class C)

Putnam Investment Grade Municipal Trust	1,400 (Class A)

5% beneficial ownership:

As of February 28, 2006, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as follows:

Putnam High Income Securities Fund

Cede & Company*	20,897,676 common shares (93.90% of outstanding common shares)
20 Bowling Green
New York, NY 10004-1408

First Trust Portfolios/First Trust Advisors
1001 Warrenville Road	1,189,605 common shares (5.3% of outstanding common shares)
Lisle, IIl 60532

Putnam Investment Grade Municipal Trust

Cede & Company*	19,125,910 common shares (90.80% of outstanding common shares)
20 Bowling Green
New York, NY 10004-1408

Karpus Investment Management	1,815,260 common shares (8.6% of outstanding common shares)
183 Sully’s Trail
Pittsford, NY 14534

Putnam Managed Municipal Income Trust

Cede & Company*	41,319,265 common shares (89.20% of outstanding common shares)
20 Bowling Green
New York, NY 10004-1408

Putnam Master Intermediate Income Trust

Cede & Company*	93,494,394 common shares (95.10% of outstanding common shares)
20 Bowling Green
New York, NY 10004-1408

Putnam Premier Income Trust

Cede & Company*	179,096,952 common shares (93.50% of outstanding common shares)
20 Bowling Green
New York, NY 10004-1408

* Believed to hold shares only as a nominee.

EXHIBIT A

THE PUTNAM FUNDS
AUDIT AND COMPLIANCE COMMITTEE CHARTER

JANUARY 2006

Purpose. The purpose of the Audit and Compliance Committee (the “Committee”) is to oversee and assist Trustee oversight of: the integrity of the Funds’ financial statements, including overseeing accounting and financial reporting processes of the Funds and the audits of the Funds’ financial statements; the Funds’ compliance with legal and regulatory requirements; the independent auditors’ qualifications and independence; and the performance of the Funds’ internal audit function, if any, and independent auditors.

The Committee is directly responsible for the appointment, terms of engagement, termination, compensation and oversight of the work of the independent auditors employed by the Funds (including resolution of disagreements between management and the independent auditors regarding financial reporting), and the independent auditors shall report directly to the Committee.1 The Committee is also directly responsible for preparing an audit committee report required to be included in the annual proxy statement for the closed-end Funds. The Board of Trustees (the “Board”) and the Funds’ shareholders shall have such rights to approve, ratify and replace the Funds’ independent auditors as are required by applicable law.

Composition. The Committee will be comprised exclusively of “independent” Trustees, as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and the listing standards of each exchange on which shares of one or more of The Putnam Funds are traded (each an “Exchange”). In addition, none of the Committee’s members will be “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended. The Committee shall have at least three members, who shall collectively satisfy the independence, financial sophistication and financial literacy listing standards of each Exchange, as financial literacy is interpreted by the Board. Committee members may serve on the audit committee of more than three listed companies, provided that the Board determines that such simultaneous service would not impair the ability of the member to serve effectively on the Committee.

Assistance. The Committee may seek the assistance of the staff of the Office of the Trustees, the Funds’ independent auditors and counsel, management and other parties as it may deem appropriate.

Funding. The Funds will provide the necessary funding as determined by the Committee (i) to compensate the Funds’ independent auditors and any advisers employed by or at the direction of the Committee and (ii) to pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Specific Duties of Committee. The duties of the Committee include:

1 For purposes of this Charter, the term “management” refers to the relevant officers of the Funds, including officers that comprise the staff of the Office of the Trustees, as well as relevant officers and employees of Putnam Investments and its affiliates.

* Obtaining and reviewing, at least annually, a formal, written report by the independent auditors describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence), consistent with Independent Standards Board Standard 1, all relationships between the independent auditors, management and the Funds;

* Actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Trustees take appropriate action in response to the independent auditors’ report to satisfy themselves of the independent auditors’ independence;

* Reviewing the arrangements for and scope of the annual audit and any special audits;

* Conducting meetings at least quarterly;

* Evaluating Committee performance at least annually;

* For Funds whose shares are traded on an Exchange, discussing the annual audited financial statements and semiannual or any other periodic financial statements with Fund management and the independent auditors, including the Funds’ disclosures under management’s discussion of Fund performance;

* Discussing with management, guidelines and policies with respect to risk assessment and risk management;

* Meeting separately and periodically with management, with internal auditors (or other personnel responsible for the internal audit function, if any) and with the independent auditors;

* Reviewing with the independent auditors any audit problems or difficulties and management’s response to such issues, and to resolve any disagreements between management and the independent auditors;

* Setting clear hiring policies by the Funds for employees or former employees of the independent auditors;

* Establishing procedures for (A) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and (B) confidential, anonymous submissions regarding questionable accounting or auditing matters;

* Reviewing, at least annually, (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Funds’ selection or application of accounting principles, and major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Funds; and (D) earnings press releases (paying particular attention to any use of “pro forma,” or

“adjusted” non-GAAP, information), if any, as well as financial information and earnings guidance provided to analysts and rating agencies;

* Reviewing scope and adequacy of audits;

* Reporting regularly to the Board of Trustees to review any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance, qualifications and independence of the Funds’ independent auditors and the performance of the Funds’ internal audit function (if any);

* Pre-approving any work performed by the Funds’ auditors, as required by applicable law or the rules of any Exchange;

* Reviewing matters relating to the Funds’ Code of Ethics and Putnam Investments’ Code of Ethics;

* Reviewing compliance matters identified to the Committee;

* Reassessing annually the adequacy of this Charter and recommending any proposed changes to the full Board of Trustees; and

* Performing such other functions and having such powers as may be necessary and appropriate in the efficient and lawful discharge of the powers provided in this Charter.

Role and Responsibilities of the Committee. The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, a Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Fund’s service providers, including the independent auditors.

The review of a Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Funds’ management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Funds and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Funds whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants or other persons as to matters the Committee member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

EXHIBIT B

Litigation

1. The plaintiffs named below allege that the defendants engaged in, permitted, and/or failed to prevent market timing and short-term trading in the Putnam Funds. Plaintiffs generally claim violations of § 36 of the Investment Company Act of 1940, § 206 of the Investment Advisers Act, § 10(b) of the Exchange Act and Rule 10b-5, § 20(a) of the Exchange Act, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, and civil conspiracy. The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages, and attorney’s fees and costs.

Case Name	Defendants	Court	Date Instituted

Joanne S. Baseman	Putnam Management[2]	United States District	Dec. 16, 2003
(derivatively on behalf of	Omid Kamshad	Court for the District
Putnam International Equity	Justin Scott	of Maryland
Fund and the Putnam Funds)	William Woolverton
v. Putnam Investment	Putnam Trustees[3]
Management, Inc., et al.	Putnam Funds[4] (nominal)

John K. Clement (derivatively	Putnam Management	United States District	Nov. 26, 2003
on behalf of several	Omid Kamshad	Court for the District
individual funds and the	Justin Scott	of Maryland
Putnam Funds) v. Putnam	William Woolverton
Investment Management Inc.,	Putnam Trustees
et al.	Putnam Funds (nominal)

Simon J. Denenberg	Putnam Management	United States District	Jan. 30, 2004
(derivatively on behalf of the	Omid Kamshad	Court for the District
Putnam US Government	Justin Scott	of Maryland
Income Fund and the Putnam	William Woolverton
Funds) v. Putnam Investment	Putnam Trustees
Management, Inc., et al.	Putnam Funds (nominal)

Diane Hutto and Dina	Putnam Management	United States District	Nov. 12, 2003
Rozenbaum (derivative on	Putnam Trustees	Court for the District
behalf of several individual	Justin M. Scott	of Maryland
funds and the Putnam Funds)	Omid Kamshad
v. Putnam, LLC, et. al.	Certain officers of the Putnam
Funds and Putnam

2 “Putnam Management” includes Putnam Investments Trust, Putnam Investment Management, Putnam Investment Management, LLC, Putnam, LLC, and/or Marsh & McLennan.

3 The 13 Putnam Trustees include current Trustees Jameson Adkins Baxter, Charles B. Curtis, John A. Hill, Ronald J. Jackson, Paul L. Joskow, Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson, George Putnam, III, A.J. Smith, W. Thomas Stephens, and W. Nicholas Thorndike and former Trustee Lawrence J. Lasser.

4 “Putnam Funds” includes Putnam Investment Funds and/or individual Putnam mutual funds.

Case Name	Defendants	Court	Date Instituted

Management
John Does 1-100
Putnam Funds (nominal)

Seth B. Marks (derivative on	Putnam Management	United States District	Dec. 3, 2003
behalf of several individual	Putnam Trustees	Court for the District
funds and the Putnam Funds)	Justin M. Scott	of Maryland
v. Putnam, LLC, et. al.	Omid Kamshad
Certain officers of the Putnam
Funds and Putnam
Management
John Does 1-100
Putnam Funds (nominal)

Cynthia Puleo (derivative on	Putnam Management	United States District	Dec. 16, 2003
behalf of several individual	Putnam Trustees	Court for the District
funds and the Putnam Funds)	Justin M. Scott	of Maryland
v. Putnam, LLC, et al.	Omid Kamshad
Certain officers of the Putnam
Funds and Putnam
Management
John Does 1-100
Putnam Funds (nominal)

Edward L. Segel (derivative	Putnam Management	United States District	Jan. 23, 2004
on behalf of individual fund	Putnam Trustees	Court for the District
and the Putnam Funds) v.	Omid Kamshad	of Maryland
Putnam, LLC, et al.	Justin Scott
William Woolverton
Putnam Funds (nominal)

Zachary Alan Starr	Putnam Management	United States District	Nov. 6, 2003
(derivative on behalf of	Putnam Trustees	Court for the District
Putnam International Equity	Omid Kamshad	of Maryland
Fund and the Putnam Funds)	Justin M. Scott
v. Putnam Investment	Putnam Funds (nominal)
Management, et al.

2. The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or time their mutual fund trades. The plaintiffs generally claim of breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment. The plaintiffs seek damages, equitable and/or injunctive relief, restitution, and attorney’s fees and costs.

Case Name	Defendants	Court	Date Instituted

Leon Brazin	Putnam Trustees	United States District	March 15, 2004
(derivatively on behalf	Putnam Management	Court for District of
of Putnam Vista	Putnam Vista Fund (nominal)	Maryland
Fund) v. John A. Hill,	Certain officers of the Putnam
et al.	Funds and Putnam
Management

Peter Kavaler	Putnam Trustees	United States District	March 15, 2004
(derivatively on behalf	Putnam Management	Court for District of
of Putnam Income	Putnam Income Fund	Maryland
Fund) v. John A. Hill,	(nominal)
et al.	Certain officers of the Putnam
Funds and Putnam
Management

Todd Klein	Putnam Trustees	United States District	Jan. 27, 2004
(derivatively on behalf	Putnam Management	Court for the District of
of Putnam Global	Putnam Global Equity Fund	Maryland
Equity Fund) v. Hill,	(nominal)
et al.	Certain officers of the Putnam
Funds and Putnam
Management

Steven Wiegand	Putnam Trustees	United States District	Jan. 27, 2004
(derivatively on behalf	Putnam Management	Court for the District of
of Putnam Classic	Putnam Classic Equity Fund	Maryland
Equity Fund) v. Hill	(nominal)
et al.	Certain officers of the Putnam
Funds and Putnam
Management

All of the cases named above were transferred to the U.S. District Court for the District of Maryland (“Maryland Court”) and consolidated for pretrial proceedings with similar actions in the market timing multi-district litigation, In re: Mutual Funds Investment Litigation, 04-15863. All derivative cases pending against the Putnam-related defendants were consolidated under the lead case, Zuber v. Putnam Investment Management LLC et al., 04-00564. On March 1, 2006, the Maryland Court dismissed all claims except the claim asserted under Section 36(b) of the Investment Company Act and the related claim under Section 48(a) of the Investment Company Act pending in Zuber v. Putnam Investment Management LLC et al.

3. The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by Company Directors, officers and or employees. The plaintiff claims breach of fiduciary duty.

Case Name	Defendants	Court	Date Instituted

Stern (derivative on behalf of	Putnam Funds	Supreme Court of	December 17,
Marsh & McLennan) v.	Putnam Management	the State of New	2003
Greenberg, et. al,	Jeffrey Greenberg	York
Mathis Cabaillavetta
Marsh Directors[5]
Lawrence Lasser

5 The Directors of Marsh & McLennan are Charles Davis, Lewis Bernard, Peter Coster, Robert Ebruru, Oscar Fanjul, Ray Groves, Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen, Morton Shapiro, Adele Simmons, and A.J. Smith.

P U T N A M INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

233942 6/06

The proxy ballot

To vote by mail
Read the proxy statement.

Check the appropriate boxes
on the reverse side.

Sign and date the proxy ballot.
Return the proxy ballot in the
envelope provided.

To vote by telephone

Read the proxy statement and
have the proxy ballot at hand.

Call 1-866-241-6192.
Follow the automated
telephone directions.

There is no need for you to
return your proxy ballot.

To vote on the web
Read the proxy statement and have the
proxy ballot at hand.

Go to https:/vote.proxy-direct.com.

Follow the instructions on the site.

There is no need for you to return your
proxy ballot.

PUTNAM PREMIER INCOME TRUST

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Premier Income Trust. The meeting will take place on June 29, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

999 9999 9999 999

Please be sure to sign and date here

Signature(s)	Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.
Date
PUT_16185A

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend. PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□ To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
						FOR	WITHHOLD	FOR ALL
1.	Proposal to elect all nominees:					ALL	ALL	EXCEPT
01	J.A. Baxter	02	C.B. Curtis	03	M.R. Drucker	□	□	□
04	C.E. Haldeman, Jr.	05	J.A. Hill	06	P.L. Joskow
07	E.T. Kennan	08	J.H. Mullin, III	09	R.E. Patterson
10	G. Putnam, III	11	W.T. Stephens	12	R.B. Worley
To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

THE TRUSTEES RECOMMEND		A VOTE AGAINST PROPOSAL 2.				FOR	AGAINST	ABSTAIN
2.	Proposal to convert the fund to an open-end investment company.					□	□	□

THE TRUSTEES RECOMMEND		A VOTE AGAINST PROPOSAL 5.

5.	Shareholder proposal to reduce the Board of Trustees by one-third.					□	□	□

If you have any questions on the proposals, please call 1-800-225-1581	Please sign and date the other side of this card.

PUT_16185A

The proxy ballot

To vote by mail

Read the proxy statement.

Check the appropriate boxes
on the reverse side.

Sign and date the proxy ballot.

Return the proxy ballot in the
envelope provided.

To vote by telephone

Read the proxy statement and
have the proxy ballot at hand.

Call 1-866-241-6192.

Follow the automated
telephone directions.

There is no need for you to
return your proxy ballot.

To vote on the web

Read the proxy statement and have the
proxy ballot at hand.

Go to https:/vote.proxy-direct.com.

Follow the instructions on the site.

There is no need for you to return your
proxy ballot.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Master Intermediate Income Trust. The meeting will take place on June 29, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

999 9999 9999 999

Please be sure to sign and date here

Signature(s)	Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PUT_16185B

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend. PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□ To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)

						FOR	WITHHOLD	FOR ALL
1.	Proposal to elect all nominees:					ALL	ALL	EXCEPT
01	J.A. Baxter	02	C.B. Curtis	03	M.R. Drucker	□	□	□
04	C.E. Haldeman, Jr.	05	J.A. Hill	06	P.L. Joskow
07	E.T. Kennan	08	J.H. Mullin, III	09	R.E. Patterson
10	G. Putnam, III	11	W.T. Stephens	12	R.B. Worley

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2.						FOR	AGAINST	ABSTAIN

2.	Proposal to convert the fund to an open-end investment company.					□	□	□

If you have any questions on the proposals, please call 1-800-225-1581	Please sign and date the other side of this card.
PUT_16185B

The proxy ballot

To vote by mail

Read the proxy statement.

Check the appropriate boxes
on the reverse side.

Sign and date the proxy ballot.

Return the proxy ballot in the
envelope provided.

To vote by telephone

Read the proxy statement and
have the proxy ballot at hand.

Call 1-866-241-6192.
Follow the automated
telephone directions.

There is no need for you to
return your proxy ballot.

To vote on the web

Read the proxy statement and have the
proxy ballot at hand.

Go to https:/vote.proxy-direct.com.

Follow the instructions on the site.

There is no need for you to return your
proxy ballot.

PUTNAM MANAGED MUNICIPAL INCOME TRUST

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on June 29, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

999 9999 9999 999

Please be sure to sign and date here

Signature(s)	Date
Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PUT_16185C

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend. PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□ To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
						FOR	WITHHOLD	FOR ALL
1.	Proposal to elect All Nominees:					ALL	ALL	EXCEPT
01	J.A. Baxter	02	C.B. Curtis	03	M.R. Drucker	□	□	□
04	C.E. Haldeman, Jr.	05	P.L. Joskow	06	E.T. Kennan
07	J.H. Mullin, III	08	G. Putnam, III	09	W.T. Stephens
10	R.B. Worley

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

If you have any questions on the proposals, please call 1-800-225-1581	Please sign and date the other side of this card.
PUT_16185C1

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend. PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□ To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
						FOR	WITHHOLD	FOR ALL
1.	Proposal to elect All Nominees:					ALL	ALL	EXCEPT
01	J.A. Baxter	02	C.B. Curtis	03	M.R. Drucker	□	□	□
04	C.E. Haldeman, Jr.	05	P.L. Joskow	06	E.T. Kennan
07	J.H. Mullin, III	08	G. Putnam, III	09	W.T. Stephens
10	R.B. Worley	11	J.A. Hill	12	R.E. Patterson

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

If you have any questions on the proposals, please call 1-800-225-1581	Please sign and date the other side of this card.
PUT_16185C2

The proxy ballot

To vote by mail

Read the proxy statement.

Check the appropriate boxes
on the reverse side.

Sign and date the proxy ballot.

Return the proxy ballot in the
envelope provided.

To vote by telephone

Read the proxy statement and
have the proxy ballot at hand.

Call 1-866-241-6192.

Follow the automated
telephone directions.

There is no need for you to
return your proxy ballot.

To vote on the web

Read the proxy statement and have the
proxy ballot at hand.

Go to https:/vote.proxy-direct.com.

Follow the instructions on the site.

There is no need for you to return your
proxy ballot.

PUTNAM HIGH INCOME SECURITIES FUND

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam High Income Securities Fund. The meeting will take place on June 29, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

999 9999 9999 999

Please be sure to sign and date here

Signature(s)	Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PUT_16185D

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend. PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□ To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
						FOR	WITHHOLD	FOR ALL
1.	Proposal to elect all nominees:					ALL	ALL	EXCEPT
01	J.A. Baxter	02	C.B. Curtis	03	M.R. Drucker	□	□	□
04	C.E. Haldeman, Jr.	05	J.A. Hill	06	P.L. Joskow
07	E.T. Kennan	08	J.H. Mullin, III	09	R.E. Patterson
10	G. Putnam, III	11	W.T. Stephens	12	R.B. Worley
To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

THE TRUSTEES RECOMMEND		A VOTE FOR PROPOSAL 3.				FOR	AGAINST	ABSTAIN

3.	Proposal to eliminate the fund’s fundamental investment restriction concerning					□	□	□
	investments in restricted securities.

THE TRUSTEES RECOMMEND		A VOTE AGAINST PROPOSAL 4.				□	□	□

4.	Shareholder proposal regarding cumulative voting for the election of Trustees.

If you have any questions on the proposals, please call 1-877-288-6597.	Please sign and date the other side of this card.
PUT_16185D

The proxy ballot

To vote by mail

Read the proxy statement.

Check the appropriate boxes
on the reverse side.

Sign and date the proxy ballot.

Return the proxy ballot in the
envelope provided.

To vote by telephone

Read the proxy statement and
have the proxy ballot at hand.

Call 1-866-241-6192.

Follow the automated
telephone directions.

There is no need for you to
return your proxy ballot.

To vote on the web

Read the proxy statement and have the
proxy ballot at hand.

Go to https:/vote.proxy-direct.com.

Follow the instructions on the site.

There is no need for you to return your
proxy ballot.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Investment Grade Municipal Trust. The meeting will take place on June 29, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

999 9999 9999 999

Please be sure to sign and date here

Signature(s)	Date
Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PUT_16185E

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend. PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□ To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
						FOR	WITHHOLD	FOR ALL
1.	Proposal to elect All Nominees:					ALL	ALL	EXCEPT
01	J.A. Baxter	02	C.B. Curtis	03	M.R. Drucker	□	□	□
04	C.E. Haldeman, Jr.	05	P.L. Joskow	06	E.T. Kennan
07	J.H. Mullin, III	08	G. Putnam, III	09	W.T. Stephens
10	R.B. Worley

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2.						FOR	AGAINST	ABSTAIN

2.	Proposal to convert the fund to an open-end investment company.					□	□	□

If you have any questions on the proposals, please call 1-800-225-1581.	Please sign and date the other side of this card.
PUT_16185E1

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend. PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□ To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.

1.	Proposal to elect All Nominees:					FOR	WITHHOLD	FOR ALL
01	J.A. Baxter	02	C.B. Curtis	03	M.R. Drucker	ALL	ALL	EXCEPT
04	C.E. Haldeman, Jr.	05	P.L. Joskow	06	E.T. Kennan	□	□	□
07	J.H. Mullin, III	08	G. Putnam, III	09	W.T. Stephens
10	R.B. Worley	11	J.A. Hill	12	R.E. Patterson

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2.
						FOR	AGAINST	ABSTAIN
2.	Proposal to convert the fund to an open-end investment company.					□	□	□

If you have any questions on the proposals, please call 1-800-225-1581.	Please sign and date the other side of this card.
PUT_16185E2